Prime Credit Card Master Trust					13-Jan-05
					04:44 PM
Settlement Statement
-	-	--

Distribution Date:					18-Jan-05

Monthly Period:		December 2004
		28-Nov-04
		01-Jan-05

(i) Collections					$554,713,856
Finance Charge					56,764,477
Principal					497,949,379

(ii) Investor Percentage - Principal Collections					01-Jan-05

	Series 2000-1				19.8%
	A				16.6%
	B				1.6%
	C				1.6%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				19.8%
	A				16.6%
	B				1.6%
	C				1.6%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				18-Jan-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$825.267
	A				1,000.324
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$60,011,322.22

(v) Allocation to Principal per $1,000				18-Jan-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$825.000
	A				1,000.000
	B				0.000

	Total $'s Distributed				$59,995,122.41
	Series 2000-1				$0.00
	Series 1992-3				$59,995,122.41

(vi) Allocation to Interest per $1,000				18-Jan-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.267
	A				0.324
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$16,199.81

(vii) Investor Default Amount

	Series 2000-1				$3,556,516.89
	A				$2,987,414.43
	B				284,551.23
	C				284,551.23

	Series 1992-3				$63,360.75
	A				$52,272.62
	B				$11,088.13

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$14,610.75
	A				12,053.87
	B				2,556.88

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			01-Jan-05		$2,492,423,234.19
Principal Receivables in Trust					$2,393,324,486.40

(xii) Invested Amount			01-Jan-05

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.481%
Finance Charge Receivables Factor					3.976%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.80%	$2,035,156,791
	1-29 days			3.74%	$82,114,286
	30-59 days			1.00%	$21,923,466
	60-89 days			0.64%	$14,055,589
	90-119 days			0.53%	$11,651,167
	120-149 days			0.50%	$10,885,869
	150 days +			0.79%	$17,273,481
	Total			100.00%	$2,193,060,650

	Balance in Principal Funding Account			1-Jan-05	$0

Last Updated on 1/18/05
By Federated